UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 16, 2005

              CARNIVAL CORPORATION                                  CARNIVAL PLC
 (Exact name of registrant as specified in its      (Exact name of registrant as specified in its
                    charter)                                           charter)

               REPUBLIC OF PANAMA                                 ENGLAND AND WALES
(State or other jurisdiction of incorporation)      (State or other jurisdiction of incorporation)

                   1-9610                                            1-15136
          (Commission File Number)                          (Commission File Number)

                 59-1562976                                        98-0357772
    (I.R.S. Employer Identification No.)              (I.R.S. Employer Identification No.)

           3655 N.W. 87TH AVENUE                                 CARNIVAL HOUSE,
         MIAMI, FLORIDA 33178-2428                             5 GAINSFORD STREET,
         UNITED STATES OF AMERICA                               LONDON, SE1 2NE,
                                                                 UNITED KINGDOM
  (Address of principal executive offices)          (Address of principal executive offices)
                  (Zip code)                                        (Zip code)

         (305) 599-2600                                     011 44 20 7940 5381
     (Registrant's telephone number,                    (Registrant's telephone number,
          including area code)                                including area code)

                 NONE                                                NONE
 (Former name or former address, if                   (Former name or former address, if
      changed since last report)                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(B). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         John P. McNulty, a valued and respected member of Carnival Corporation & plc's boards of directors, passed away suddenly on November 16, 2005, in Naples, Fla.

         Mr. McNulty joined Carnival Corporation & plc's boards of directors in June 2003 and also served as a member of the company's compensation committee.

         After earning his MBA from the University of Pennsylvania's Wharton School of Business, Mr. McNulty embarked on a distinguished 22-year career at Goldman Sachs, eventually heading up the firm's investment management division and significantly expanding the company's global investment management business. He retired from Goldman Sachs in 2001 but continued to serve as senior director of the firm.

         "All of us are greatly saddened by John's death and our thoughts and prayers go out to his family. He was a valued member of our boards of directors and his experience, wisdom and friendship will be missed by everyone in the Carnival organization," said Micky Arison, chairman and CEO of Carnival Corporation & plc.

         A scholarship has been established in his name and those interested in making memorial contributions may forward them to: The John P. McNulty Scholarship Fund For Excellence in Science and Math, 1300 3rd Street South, Naples, Florida 34102, U.S.A.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                      CARNIVAL PLC

/s/ Arnaldo Perez                         /s/ Arnaldo Perez
--------------------------------          --------------------------------
Name:  Arnaldo Perez                      Name:  Arnaldo Perez
Title: Senior Vice President and          Title: Senior Vice President and
       General Counsel                           General Counsel

Date:  November 22, 2005                  Date:  November 22, 2005